Pear Tree Funds

Summary Prospectus August 1, 2012

Pear Tree Polaris Foreign Value Fund	Ordinary Shares: QFVOX Institutional Shares: QFVIX

Before you invest, you may want to review the Fund’s prospectus, which contains more informa- tion about the Fund and its risks. You can ﬁnd the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com.
The current prospectus and statement of additional information dated August 1, 2012 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of
Foreign Value Fund.

Management Fees	Ordinary Shares 1.00%	Institutional Shares 1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Total Annual Fund Operating Expenses	1.64%	1.39%
Example
Management Fees	Ordinary Shares 1.00%	Institutional Shares 1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Total Annual Fund Operating Expenses	1.64%	1.39%
Example

Annual Fund Operating  Expenses (expenses that you pay each year as a percentage of the value of your investment)

This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$167	$517	$892	$1,944
Institutional Class	$142	$440	$761	$1,669
Portfolio Turnover
Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securi-
ties (or “turns over” its Portfolio). A higher Portfolio turnover rate may indicate higher transac-
tion costs and may result in higher taxes when Fund shares are held in a taxable account.
These costs, which are not reﬂected in annual fund operating expenses or in the example, af-
fect Foreign Value Fund’s performance. During the most recent ﬁscal year, Foreign Value Fund’s
Portfolio turnover rate was 18 percent of the average value of its Portfolio.

Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stock, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers. Foreign Value Fund deﬁnes a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or proﬁts from goods or ser vices produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in ten or more foreign countries. Foreign Value Fund may invest in companies of any capitalization.

Foreign Value Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most under valued streams of sustainable cash ﬂow. First, it employs proprietary quantitative investment technology to evaluate data, such as cash ﬂow and interest rates, to produce a ranking of country and industry sectors. Second, it uses traditional valuation criteria to regularly screen a database of more than 29,000 compa- nies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for under valued streams of sustainable cash ﬂow or assets. Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identiﬁed by the ﬁrst two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Fund’s Portfolio falls below established limits.

Foreign Value Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund may also buy and sell for ward foreign currency exchange contracts in connection with its investments.

Foreign Value Fund may invest in other derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, curren- cies, indices or other ﬁnancial instruments. Foreign Value Fund also may lend its securities. Foreign Value Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds. Foreign Value Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Speciﬁc Holdings. The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Foreign Value Fund has signiﬁcant holdings, or weaknesses associated with one or more speciﬁc companies in which Foreign Value Fund may have substantial investments.

Foreign Investing. Foreign Value Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are especially acute for emerging markets securities.

Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Liquidity Risk. Foreign Value Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Non-Diversiﬁcation. Foreign Value Fund is “non-diversiﬁed”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a signiﬁcant negative effect on Foreign Value Fund.

Sector. Foreign Value Fund may have signiﬁcant investments in one or more speciﬁc industry sectors, subjecting it to risks greater than general market risk.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Fund will lose money from the invest- ment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Foreign Value Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reﬂects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
-0.07%	48.41%	28.25%	15.37%	31.03%	-1.85%	-52.40%	58.04%	20.01%	-15.52%

Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of 6/30/2012 is 9.01%

Best Quarter:	Q2 2009	36.87
Worst Quarter:	Q4 2008	(26.53)

Average Annual Total Returns for the periods ended December 31, 2011

Ordinary Shares Before Taxes	1 Year (15.52)%	5 Years (5.63)%	10 Years 7.98%
Ordinary Shares After Taxes on Distributions	(15.51)%	(6.46)%	7.31%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	(9.91)%	(4.81)%	6.99%
Institutional Shares Before Taxes	(15.35)%	(5.44)%	8.23%
MSCI EAFE Index	(11.73)%	(4.26)%	5.12%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reﬂect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retire- ment account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Fund is managed by Pear Tree Advisors, Inc. Foreign Value Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:

Investment Team Position at Polaris

Manager of the
Fund Since

Bernard R. Horn, Jr.                                                                                   President and Chief investment Ofﬁcer1998
Sumanta Biswas, CFA                                                                                   Vice President and Assistant Portfolio Manager2004
Bin Xiao, CFA                            Assistant Portfolio Manager                                                       2012

Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or ﬁnancial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum                                                    Contact Information

Ordinary Class: $2,500 or
Ordinary Class Retirement Accounts: $1,000

Institutional Class: $1,000,000

Ongoing Investment Minimum
Both Classes: 50 shares

Tax Information

Mail: Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, MA 01773
Telephone: 1-800-326-2151
Website: www.peartreefunds.com

Foreign Value Fund’s distributions may be taxable as Ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Fund through a broker-dealer or other ﬁnancial interme- diary (such as a bank), Foreign Value Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by inﬂuencing the broker-dealer or other intermediary and your salesperson to recom- mend Foreign Value Fund over another investment. Ask your salesperson or visit your ﬁnancial intermediary’s internet site for more information.